SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 14, 2005

AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION II	AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION III LLC	AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION IV LLC

(as Originators of the American Express Credit Account Master Trust)
(Exact name of registrant as specified in its charter)
on behalf of
American Express Credit Account Master Trust

Delaware	13-3854638	333-113579-03	Delaware	20-0942395	333-113579-02	Delaware	20-0942445	333-113579-01
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)	(Commission File Number)	(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)	(Commission File Number)	(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)	(Commission File Number)

200 Vesey Street, Room 138	4315 South 2700 West, Room 1900	4315 South 2700 West, Room 1900
Mail Stop 01-31-12	Mail Stop 02-01-50	Mail Stop 02-01-56
New York, New York 10285	Salt Lake City, Utah 84184	Salt Lake City, Utah 84184
(212) 640-2000	(801) 945-2030	(801) 945-2068

(Address, Including Zip Code, and Telephone Number,
Including Area Code, of each Registrant's Principal Executive Offices)

N/A	N/A	N/A
(Former Name or Former Address, if Changed Since Last Report)	(Former Name or Former Address, if Changed Since Last Report)	(Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.

On February 14, 2005, the Registrant acquired approximately $3.9 billion of receivables in additional accounts from the originators. The conveyance of such receivables was effected pursuant to (i) the Assignment No. 12 of Receivables in Additional Accounts, dated as of February 14, 2005 between American Express Receivables Financing Corporation III LLC and The Bank of New York, as Trustee of the Registrant and (ii) the Assignment No. 13 of Receivables in Additional Accounts, dated as of February 14, 2005 between American Express Receivables Financing Corporation IV LLC and The Bank of New York, as Trustee of the Registrant. The Assignment No. 12 in Additional Accounts is attached hereto as Exhibit 99.01 and the Assignment No. 13 in Additional Accounts is attached hereto as Exhibit 99.02.

      Item 9.01.        Exhibits.

     The following are filed as Exhibits to this Report under Exhibit 99.

Exhibit 99.01	Assignment No. 12 of Receivables in Additional Accounts, dated as of February 14, 2005, between American Express Receivables Financing Corporation III LLC and The Bank of New York.

Exhibit 99.02	Assignment No. 13 of Receivables in Additional Accounts, dated as of February 14, 2005, between American Express Receivables Financing Corporation IV LLC and The Bank of New York.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

American Express Receivables Financing Corporation II, as originator of the Trust and Co-Registrant and as Transferor on behalf of the Trust as Co- Registrant
By: /s/ David L. Yowan Name: David L. Yowan Title: President
American Express Receivables Financing Corporation III, as originator of the Trust and Co-Registrant and as Transferor on behalf of the Trust as Co- Registrant
By: /s/ Traci L. Memmott Name: Traci L. Memmott Title: Vice President and Treasurer
American Express Receivables Financing Corporation IV, as originator of the Trust and Co-Registrant and as Transferor on behalf of the Trust as Co- Registrant
By: /s/ Robert C. Radle Name: Robert C. Radle Title: President

EXHIBIT INDEX

Exhibit	Description
Exhibit 99.01	Assignment No. 12 of Receivables in Additional Accounts, dated as of February 14, 2005, between American Express Receivables Financing Corporation III LLC and The Bank of New York.
Exhibit 99.02	Assignment No. 13 of Receivables in Additional Accounts, dated as of February 14, 2005, between American Express Receivables Financing Corporation IV LLC and The Bank of New York.